SMEAD FUNDS TRUST

Supplement dated June 1, 2020 to the

Prospectus dated March 30, 2020

Smead Value Fund

Investor Class Shares (SMVLX)

Class A Shares (SVFAX)

Class C Shares (SVFCX)

Class I1 Shares (SVFFX)

Class R1 Shares (SVFDX)

Class R2 Shares (SVFKX)

Class Y Shares (SVFYX)

This Supplement updates certain information contained in the Smead Value Fund Prospectus dated March 30, 2020. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling the Fund (toll-free) at 877-807-4122 or by visiting the Fund’s website at http://smeadcap.com/smead-value-fund/.

Effective June 1, 2020, the sixth paragraph of the section entitled “Shareholder Information-Choosing a Share Class” on page 16 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Class I1 shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor, UMB Distribution Services, LLC (the “Distributor”), to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I1 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

Effective June 1, 2020 the first paragraph of the section entitled Distribution of Fund Shares-The Distributor” on page 33 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Distributor, UMB Distribution Services, LLC, is located at 235 West Galena Street, Milwaukee, Wisconsin 53212, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Effective June 1, 2020, the section entitled “Distributor” on page 42 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Distributor

UMB Distribution Services, LLC

235 West Galena Street

Milwaukee, Wisconsin 53212

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SMEAD FUNDS TRUST

Supplement dated June 1, 2020 to the

Statement of Additional Information dated March 30, 2020

Smead Value Fund

Investor Class Shares (SMVLX)

Class A Shares (SVFAX)

Class C Shares (SVFCX)

Class I1 Shares (SVFFX)

Class R1 Shares (SVFDX)

Class R2 Shares (SVFKX)

Class Y Shares (SVFYX)

This Supplement updates certain information contained in the Smead Value Fund Statement of Additional Information (the “SAI”) dated March 30, 2020. You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by calling the Fund (toll-free) at 877-807-4122 or by visiting the Fund’s website at http://smeadcap.com/smead-value-fund/.

Effective June 1, 2020, the second paragraph of the section entitled “Management of the Fund-Trustee Ownership of Shares” on page 23 of the SAI is hereby deleted in its entirety and replaced with the following:

Furthermore, as of June 1, 2020, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, UMB Distribution Services, LLC (the “Distributor”), or any of its affiliates. Accordingly, during the two most recently completed calendar years, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Effective June 1, 2020, the first paragraph in the section entitled “Distribution and Servicing of Fund Shares” on page 23 of the SAI is hereby deleted in its entirety and replaced with the following:

Effective June 1, 2020, the Trust entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, Wisconsin 53212, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

Prior to June 1, 2020, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, served as the Fund’s principal underwriter.

Effective June 1, 2020, footnote (4) to the table in the section entitled “Additional Purchase and Redemption Information-Sales Charges on Class A Shares” on page 36 of the SAI is hereby deleted in its entirety and replaced with the following:

(4)

The Adviser may directly or indirectly pay a commission to dealers that sell amounts of $1,000,000 or more of Class A according to the following schedule: 1.00% of the first $3,000,000, 0.50% of amounts from $3,000,001 to $50,000,000, and 0.25% of amounts over $50,000,000. The Fund’s distributor, UMB Distribution Services, LLC (the “Distributor”), will then also pay to such dealers an annual Rule

12b-1 Fee of up to 0.25% of the average daily net assets attributable to the Class A shares held by its clients beginning in the thirteenth month. Where a dealer does not receive payment of this commission, the dealer will receive the annual Rule 12b-1 Fee starting immediately after purchase. Any payments made by the Adviser as described above are eligible for reimbursement to the Adviser under the Fund’s Distribution Plan (as defined below).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE